UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2018

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DATASIGHT CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-54146	46-3457679
(State or other jurisdiction of	Commission file number	(IRS Employer
incorporation or organization)		Identification No.)

2451 South Buffalo Drive, Suite 105

Las Vegas, Nevada 89117

(Address of principal executive offices)

(702) 442-0996

(Registrant’s telephone number)

__________________________________

(Former Name or Former Address, if Changed Since Last Report)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02             UNREGISTERED SALES OF REGISTERED SECURITIES

Between October 30, 2018 and December 11, 2018, DataSight Corporation (the “Company”) sold a total of 655,000 shares of restricted Company common stock to ten accredited investors for a total of $655,000 in gross proceeds.  The issuance of shares was made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act.  The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities were isolated private transactions by the Company which did not involve a public offering; (b) there was only ten investors; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the purchasers and the Company; and (f) the purchasers of the securities are all accredited investors.

ITEM 5.03AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

Effective December 6, 2018, the Company filed the Amendment with the Secretary of State of the State of Delaware to effect the Reverse Split.  The foregoing summary and description of the Certificate of Amendment is qualified in its entirety by reference to the complete Amendment, a copy of which is filed as an exhibit to this report and incorporated herein by reference.

As a result of the Reverse Split, the total number of outstanding shares of Common Stock as of October 11, 2018 was reduced from 27,890,528 shares to 1,072,744 shares.  Additionally, as provided in the Company’s Certificate of Designations for the Company’s Series A Convertible Preferred Stock, effective as of the date of the filing of the Amendment, all 7,397,767 shares of the Company’s Series A Convertible Preferred Stock were automatically converted into 7,397,767 shares of Common Stock.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Effective December 6, 2018, the Company received written consents of Company stockholders holding 145,888,600 votes “FOR” the approval of the filing of the Certificate of Amendment (the “Amendment”) to the Company’s Certificate of Incorporation to effect the 26-to-1 reverse stock split (the “Reverse Split”) described in the Company’s Definitive Schedule 14A filed with the Securities and Exchange Commission on November 30, 2018.    The number of votes “FOR” the Reverse Split exceeded the number of votes which were necessary to implement the Reverse Split.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation effective December 6, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATASIGHT CORPORATION

Dated: December 13, 2018	By:	/s/ Lyle L. Probst
Lyle L. Probst
Chief Executive Officer (Principal Executive Officer)